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                                                                    Exhibit 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-4 of WCI Communities, Inc. of our report dated February 14, 2001 relating to the financial statements, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
June 11, 2001